UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JULY 24, 2022
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Weber Inc.
(Exact Name of Registrant as Specified in Its Charter)
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DE	001-40702	61-1999408
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
1415 S. Roselle Road Palatine, Illinois		60067
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 934-5700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	WEBR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02 Results of Operation and Financial Condition
On July 25, 2022, Weber Inc. (the “Company”) issued a press release announcing the below preliminary estimates for results for the three months ended June 30, 2022. The Company’s unaudited interim consolidated financial statements for the three and nine months ended June 30, 2022, are not yet complete and results may vary from these preliminary estimates upon completion of closing procedures.
•Net Sales of $525 million to $530 million. Net Sales performance was affected by slower retail traffic, both in-store and online, in all key markets, as well as continued foreign currency devaluations that impact our reported results. Management believes that the slower retail traffic patterns are the result of pressured consumer shopping behaviors globally, due to rising inflation, supply chain constraints, fuel prices and geopolitical uncertainty. The Company expects these market headwinds to continue into the fourth quarter of 2022.
•The Company has announced that it now expects Adjusted EBITDA to be marginally profitable, which is materially lower than the internal budget related to the previously announced fiscal year 2022 Adjusted EBITDA guidance. The Company also expects to have a net loss in the period ended June 30, 2022. Profitability was negatively impacted by significant currency devaluations within the quarter, promotional activity to enhance retail sell through, lower margin country and product mix, as well as substantial freight cost increases.
The Company announced that, as a result of the uncertainty created by the previously referenced market factors, it is withdrawing its fiscal year 2022 Net Sales and Adjusted EBITDA guidance.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02. The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 24, 2022, the Board of Directors (the “Board”) of the Company appointed Alan D. Matula, Weber’s current Chief Technology Officer, as the Interim Chief Executive Officer of the Company, to succeed Chris M. Scherzinger, who has departed from such role and from the Board. The Board will commence a search for a permanent successor to Mr. Scherzinger immediately and will consider both internal and external candidates.
Mr. Matula served as Chief Information Officer of Weber Inc. and previously Weber-Stephen Products LLC since 2015. In March 2022, Mr. Matula was appointed as Chief Technology Officer of Weber Inc., leading the Company’s R&D organization, IoT and digital initiatives, as well as global IT organization. Prior to Weber, Mr. Matula worked for the Royal Dutch Shell plc organization for over 35 years, including as Chief Information Officer from 2006 to 2015. Mr. Matula received a Bachelor of Business degree in Qualitative Business Analysis from Indiana University in 1982, and an Executive MBA at Houston Baptist University.
In connection with his departure, Mr. Scherzinger will receive severance pursuant to his employment agreement.

Item 8.01 Other Events
On July 25, 2022, the Company announced that the Board has suspended the quarterly cash dividend and is committed to working with lending partners to remain in compliance with the covenants in its credit facilities.
The Company also announced that it is pursuing a number of financial transformation initiatives, which may include workforce reductions, reducing other COGS and SG&A expenses, as well as tightening its global inventory levels and working capital positions, and will provide additional detail, as well as its final fiscal third quarter results, on its earnings call on August 15, 2022.

Forward Looking Statements

This Current Report on Form 8-K contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent the Company’s expectations or beliefs concerning future events. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including those factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, for the year ended September 30, 2021, and in our Quarterly Reports on Form 10-Q.

Our future results could be affected by a variety of other factors, including uncertainty of the magnitude, duration, geographic reach, impact on the global economy and current and potential travel restrictions of the COVID-19 outbreak, the current, and uncertain future, impact of the COVID-19 outbreak on our business, growth, reputation, prospects, financial condition, operating results (including components of our financial results), and cash flows and liquidity, risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects, the ability to realize the anticipated benefits and synergies from business acquisitions in the amounts and at the times expected, the impact of competitive conditions, the effectiveness of pricing, advertising, and promotional programs; the success of innovation, renovation and new product introductions; the recoverability of the carrying value of goodwill and other intangibles, the success of productivity improvements and business transitions, commodity and energy prices, transportation costs, labor costs, disruptions or inefficiencies in supply chain, the availability of and interest rates on short-term and long-term financing, the levels of spending on systems initiatives, properties, business opportunities, integration of acquired businesses, and other general and administrative costs, changes in consumer behavior and preferences, the effect of U.S. and foreign economic conditions on items such as interest rates, statutory tax rates, currency conversion and availability, legal and regulatory factors including the impact of any product recalls; and business disruption or other losses from war, pandemic, terrorist acts or political unrest.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Weber Inc. on July 25, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBER INC.

Date: July 25, 2022

	By:	/s/ William J. Horton
		Name:	William J. Horton
		Title:	Chief Financial Officer
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